Exhibit 99.2

EXECUTION VERSION

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED

COLLATERAL AGENCY AGREEMENT

THIS FIRST AMENDMENT to FOURTH AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of October 30, 2015 (this “Amendment”), is among WORLD OMNI LT, a Delaware statutory trust (the “Borrower”), WORLD OMNI LEASE FINANCE LLC, a Delaware limited liability company (“WOLF LLC”), AUTO LEASE FINANCE LLC, a Delaware limited liability company (the “Initial Beneficiary”), AL HOLDING CORP., a Delaware corporation (“ALHC”), as Closed-End Collateral Agent, BANK OF AMERICA, N.A. (the “Deal Agent”), U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), as Close-End Administrative Agent and the lenders party hereto (the “Required Warehouse Lenders”).

Background

1.          The Borrower, the Initial Beneficiary, ALHC, the Deal Agent, U.S. Bank and certain secured parties from time to time have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.          The parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.          Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.          Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1           The Index of Defined Terms included at the beginning of the Agreement is hereby amended by inserting the following terms in the appropriate alphabetical order therein:

“Unencumbered Account………….......……….…Closed-End Servicing Agreement, Section 5.2(f)

Unencumbered Reference Pool……………………....Collateral Agency Agreement, Section 6.2(e)

Unencumbered Reference Pool Servicer Default...Closed-End Servicing Agreement, Section 8.3(d)

Warehouse Designation…………………………………………………………………Appendix A

WOLF LLC……………………………………………………………………………..Appendix A

WOLF LLC Limited Liability Company Agreement……………………………..….…Appendix A

WOLT Receivables Financing Agreement………………………………………...……Appendix A

WOLT Warehouse Facility Note…………………………………………………….Appendix A”

2.2           Section 2.1 of the Agreement is hereby amended by replacing the first paragraph of clause (b) thereof in its entirety as follows:

1	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

“(b)          From time to time after the Closing Date, the Borrower may, by notice to the Closed-End Collateral Agent and the Deal Agent, designate Additional Warehouse Facilities and modify existing Warehouse Facilities, and upon such designation, the various parties thereto shall become Warehouse Facility Secured Parties entitled to the ratable benefits afforded to the Warehouse Facility Lenders under this Collateral Agency Agreement; provided, however, that, no such designation shall be effective until such time as the Warehouse Facility Secured Parties under the prospective Warehouse Facility, the Closed-End Collateral Agent, the Deal Agent and the Borrower execute an accession agreement in substantially the form set forth in Exhibit A (each, a “Collateral Agency Accession Agreement”) and deliver executed counterparts thereof to the Closed-End Collateral Agent, the Deal Agent and each other Warehouse Facility Secured Party; and provided, further, however, that, no such designation shall be effective:”

2.3           Section 6.2 of the Agreement is hereby amended by replacing the header of Section 6.2 in its entirety as follows:

“Form and Terms of the Closed-End Exchange Notes and Warehouse Designation.”

2.4           Section 6.2(a) of the Agreement is hereby amended by replacing it in its entirety as follows:

“(a)          Designation of the Reference Pool. Each Exchange Note Supplement or Warehouse Designation will designate a portion of the Closed-End Units included in the Warehouse Facility Pool as the “Reference Pool” with respect to the related Closed-End Exchange Note, Closed-End Exchange Notes or Warehouse Designation, as applicable. Upon the effectiveness of the applicable Exchange Note Supplement or Warehouse Designation, Closed-End Units designated therein as being included in the applicable Reference Pool will no longer be a part of the Warehouse Facility Pool, and will not be available to be part of any other Reference Pool. Each Closed-End Exchange Note will be payable solely from Closed-End Collections on the Closed-End Units in the related Reference Pool in accordance with the priorities set forth in Article X and the related Exchange Note Supplement, if applicable. Payments made on the Reference Pool designated pursuant to the Warehouse Designation will be payable solely from Closed-End Collections on the Closed-End Units in the related Reference Pool in accordance with the Warehouse Designation and the documents related thereto. For purposes of determining the amount and portion of Closed-End Collections that are applicable to any Reference Pool, the Closed-End Units included in such Reference Pool will be deemed to have been included in such Reference Pool from and after the Cutoff Date specified in the related Exchange Note Supplement or Warehouse Designation (or, in the case of any Closed-End Units that are subsequently allocated to a Reference Pool pursuant to Section 6.2(b), the Cutoff Date applicable to such Closed-End Units that is specified in the applicable Reference Pool Reallocation Notice).”

2.5           Section 6.2(b) of the Agreement is hereby amended by replacing it in its entirety as follows

2	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

(b)          Reallocations of Assets from Warehouse Facility Pool to Reference Pool. From time to time following the issuance of any Closed-End Exchange Note (and whether or not in connection with a Subsequent Exchange Note Increase) or Warehouse Designation, the Initial Beneficiary may designate, by notice to the Closed-End Collateral Agent in substantially the form set forth as Exhibit F and in accordance with Section 6.2(c) (each such notice, a “Reference Pool Reallocation Notice” or a “Warehouse Designation Pool Reallocation Notice”, as applicable), any Closed-End Assets included in the Warehouse Facility Pool for reallocation to any Reference Pool; provided, however, that unless such reallocation occurs in connection with a Subsequent Exchange Note Increase that involves a purchase by the Initial Beneficiary of Advances from one or more Wind-Down Lenders, no Closed-End Assets included in a Wind-Down Pool will be reallocated to any Reference Pool. Each such Reference Pool Reallocation Notice or Warehouse Designation Pool Reallocation Notice, as applicable, will include the following information:

(i)          The applicable Reference Pool to which such Closed-End Assets have been or are to be reallocated;

(ii)         the effective date as of which the applicable Closed-End Units have been, or are to be, reallocated to the applicable Reference Pool (the “Exchange Note Reallocation Date” and for a Warehouse Designation, the “Warehouse Designation Reallocation Date”) (provided, however, that, such date shall not be earlier than the Business Day following the date as of which the applicable notice is delivered (if such notice is delivered by noon, New York time, or if delivered after such time, the next Business Day)); and

(iii)        the date as of which all Closed-End Collections on such assets will be applied as Closed-End Collections with respect to the Reference Pool to which such assets are to be reallocated.

Subject to the conditions set forth in the next sentence, and as of the Exchange Note Reallocation Date or Warehouse Designation Reallocation Date, as applicable, set forth in the applicable Reference Pool Reallocation Notice or Warehouse Designation Pool Allocation Notice, as applicable, the Closed-End Assets identified therein will be reallocated to the applicable Reference Pool set forth in the Reference Pool Reallocation Notice or Warehouse Designation Pool Reallocation Notice, as applicable. Each such reallocation pursuant to this subsection (b) shall be subject to the following conditions:

(A)         as of the Exchange Note Reallocation Date or Warehouse Designation Reallocation Date, as applicable, no Warehouse Facility Termination Event or Unmatured Warehouse Facility Termination Event shall have occurred and be continuing, or would occur as a result of such reallocation;

(B)         the Borrower shall have delivered to the Deal Agent (1) an Officer’s Certificate to the effect that the conditions set forth in clause (A), above, and clause (D), below, have, in each case, been satisfied, and (2) a Borrowing Base Certificate conforming to the requirements of the Receivables Financing Agreements showing that the Aggregate Loan Amount will not exceed the Borrowing Base after giving effect to such reallocation and any Subsequent Exchange Note Increase (and consequent reduction of the Aggregate Loan Amount) to occur in connection therewith;

3	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

(C)         in the case of a reallocation being made in connection with a Subsequent Exchange Note Increase, (a) the payment by the Initial Beneficiary to the Deal Agent of an amount equal to the Initial Beneficiary Purchase Price (which amount shall be distributed by the Deal Agent to the Warehouse Facility Lenders (or the Warehouse Facility Agents on their behalf) according to the respective amount owed to each of them in connection with such Subsequent Exchange Note Increase, including (1) the principal amount of the Advances sold by each Warehouse Facility Lender pursuant to Section 6.1, (2) the aggregate amount of accrued interest on the such Advances as of the applicable Initial Beneficiary Purchase Date and (3) any indemnities or similar amounts payable pursuant to Section 6.1(a)(iii), in each case calculated in the manner set forth in Section 6.1(a)) or (b) the payment by the Initial Beneficiary to the Borrower of an amount equal to the Initial Beneficiary Advance Amount, as applicable; and

(D)         no selection criteria adverse in any material respect to the interests of the Warehouse Facility Lenders (any such adverse selection criteria, “Adverse Selection Criteria”) shall have been used in selecting the applicable Closed-End Assets (provided, however, that, “Adverse Selection Criteria” shall not include (and this subclause (D) shall not be applicable to) any eligibility criteria based on the delinquency status of the related Closed-End Leases that are applicable to the securitization or other financing to be backed by the related Closed-End Exchange Note, notwithstanding that (x) such eligibility criteria or the requirements are more stringent than those applicable to the Warehouse Facility Pool or (y) selection in accordance with those criteria otherwise could be viewed as having an adverse effect on the Warehouse Facility Lenders).”

2.6           Section 6.2(c) of the Agreement is hereby amended by adding the phrase “or Warehouse Designation Pool Reallocation Notice, as applicable” after the phrase “Reference Pool Reallocation Notice” in the first sentence thereof.

2.7           Section 6.2(e) of the Agreement is hereby amended by replacing the first sentence in its entirety as follows:

“The Exchange Noteholder of any Closed-End Exchange Note or the Initial Beneficiary, with respect to any Reference Pool designated pursuant to a Warehouse Designation (each, an “Unencumbered Reference Pool”) may, from time to time direct, by notice to the Closed-End Collateral Agent in substantially the form set forth as Exhibit G and in accordance with Section 6.2(c) (each such notice, a “Warehouse Pool Reallocation Notice”), that one or more Closed-End Units be reallocated from the Reference Pool relating to such Closed-End Exchange Note or the Unencumbered Reference Pool, as applicable, to the Warehouse Facility Pool, whereupon, effective as of the date specified in such notice, such Closed-End Units shall be so reallocated, subject, however, to the rights of any Person(s) that have provided financing secured, or otherwise backed, by such Closed-End Exchange Note, so long as any such financing statement shall remain outstanding.”

4	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

2.8           Section 7.4(a) of the Agreement is hereby amended by replacing the reference to “Section 9.1(j)” in clause (F) thereof with the phrase “the interest rate hedge and wind-down covenant”.

2.9           Section 10.1 of the Agreement is hereby amended by adding after the first paragraph a new paragraph as follows:

“For administrative convenience, so long as the Bank of America Receivables Financing Agreement is effective, any Closed-End Collections owing under the WOLT Receivables Financing Agreement, will be applied to WOLF LLC in accordance with the WOLT Receivables Financing Agreement and shall not be applied pursuant to the terms of this Article X.”

2.10         Section 10.5 of the Agreement is hereby amended by adding the phrase “or, in the case of an Unencumbered Reference Pool, at the direction of the Initial Beneficiary, subject to the terms of the WOLT Receivables Financing Agreement” at the end of the first sentence.

2.11         Appendix A of the Agreement is hereby amended by replacing the definition of the term “Bank of America Receivables Financing Agreement” as follows:

““Bank of America Receivables Financing Agreement” means the Second Amended and Restated Receivables Financing Agreement, dated as of October 30, 2015 among the Borrower, ALF LLC, the Closed-End Servicer, the Lenders party thereto, and Bank of America, as Warehouse Facility Agent.”

2.12         Appendix A of the Agreement is hereby amended by replacing clauses (N) and (O) of the term of “Basic Documents” and adding clauses (P) and (Q) thereto as follows:

“(N)         the Performance Guaranty;

(O)           the Warehouse Facility Notes;

(P)           the WOLF LLC Limited Liability Agreement; and

(Q)           the WOLT Warehouse Facility Note.”

2.13         Appendix A of the Agreement is hereby amended by replacing the definition of the term “Borrower” as follows:

““Borrower” means WOLT, WOLF LLC or any other entity designated as borrower under any of the Warehouse Facilities, as applicable; provided that no additional borrowers shall be designated without the prior written consent of the Deal Agent.”

2.14         Appendix A of the Agreement is hereby amended by replacing clause (c) of the term of “Change in Control” as follows:

“(c)          ALF LLC shall cease to be the sole owner of the Certificate(s) of the Titling Trust.”

5	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

2.15         Appendix A of the Agreement is hereby amended by replacing clause (ii) of the term “Receivables Financing Agreement” as follows:

“(ii)         any receivables financing agreements or similar documents entered into from time to time after the Closing Date in connection with any Additional Warehouse Facilities pursuant to Section 2.1(b) of the Collateral Agency Agreement, including the WOLT Receivables Financing Agreement (each of such receivables financing agreements to be in substantially the form of the Receivables Financing Agreements relating to the Current Warehouse Facilities).”

2.16         Appendix A of the Agreement is hereby amended by replacing the definition of the term of “Closed-End EN Collected Amounts” as follows:

““Closed-End EN Collected Amounts” means, with respect to any Reference Pool (including, for the avoidance of doubt, any Unencumbered Reference Pool), all Closed-End Collected Amounts with respect to the Closed-End Leases and Closed-End Vehicles included in such Reference Pool.”

2.17         Appendix A of the Agreement is hereby amended by replacing the definition of the term of “Collection Account” as follows:

““Collection Account” means with respect to (1) the Warehouse Facility Pool, the Lease Funding Account and (2) any Reference Pool, the related Exchange Note Collection Account or Unencumbered Account, as applicable.”

2.18         Appendix A of the Agreement is hereby amended by replacing the definition of the term “Relevant Entities” as follows:

““Relevant Entities” mean each of World Omni, as the initial Closed-End Servicer, the Performance Guarantor, ALF LLC, and any Borrower. Each of the foregoing is referred to as a “Relevant Entity.””

2.19         Appendix A of the Agreement is hereby amended by replacing the definition of the term “Warehouse Facility Lender” as follows:

““Warehouse Facility Lender” means any one of, and “Warehouse Facility Lenders” means all of, the commercial paper vehicles, financial institutions and entities extending loans as lenders, party to the Receivables Financing Agreements as are or may be entered into from time to time.”

2.20         Appendix A of the Agreement is hereby amended by adding the following definitions in alphanumeric order as follows:

“”Warehouse Designation” has the meaning specified in the Bank of America Receivables Financing Agreement.”

““WOLF LLC” means World Omni Lease Finance LLC, a Delaware limited liability company.”

““WOLF LLC Limited Liability Company Agreement” means the limited liability company agreement of WOLF LLC, dated as of October 2, 2015.”

6	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

““WOLT Receivables Financing Agreement” means the Receivables Financing Agreement, dated as of October 30, 2015 among the Borrower, WOLT, ALF LLC, the Closed-End Servicer, the Lenders party thereto, and Bank of America, as Warehouse Facility Agent.”

““WOLT Warehouse Facility Note” has the meaning specified in the WOLT Receivables Financing Agreement.”

SECTION 3.          Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 4.          Effective Date of this Amendment. This Amendment shall become effective on the date that the Deal Agent shall have received counterparts of this Amendment (including facsimile copies) duly executed by all of the parties hereto.

[SIGNATURE PAGES FOLLOW]

7	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

WORLD OMNI LT.,
as Borrower

By:	VT INC., as trustee

By:	/s/ Edwin J. Janis
Name:	Edwin J. Janis
Its:	Vice President

AUTO LEASE FINANCE LLC,
as Initial Beneficiary

By:	/s/ Bryan Romano
Name:	Bryan Romano
Its:	Assistant Treasurer

S-1	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

AL HOLDING CORP.
as Closed-End Collateral Agent

By:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

S-2	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

BANK OF AMERICA, N.A.,
as Deal Agent and as an Alternate Lender

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

S-3	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Closed-End Administrative Agent

By:	/s/ Edwin J. Janis
Name:	Edwin J. Janis
Title:	Vice President

S-4	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

GOTHAM FUNDING CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
NEW YORK BRANCH, as a Group Agent

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
NEW YORK BRANCH, as an Alternate Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Director

S-5	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement

ACKNOWLEDGED AND AGREED:
WORLD OMNI LEASE FINANCE LLC

By:	/s/ Bryan Romano
Name:	Bryan Romano
Title:	Assistant Treasurer

S-6	1st Amendment to Fourth Amended and Restated Collateral Agency Agreement